Summary Prospectus of

► MoA Funds
MoA Mid Cap Growth Fund
September 2, 2025
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at moafunds.com/resources#docs-funddocs. You can also get this information at no cost by calling 800.914.8716 or by sending an e-mail request to moafunds@dfinsolutions.com. The Fund’s current statutory prospectus and statement of additional information, both dated September 2, 2025, (each as supplemented or revised from time to time), are incorporated by reference into this summary prospectus.

Investment Objective. The Fund seeks capital appreciation.
Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.
Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses[1]	0.19%
Total Annual Fund Operating Expenses	0.74%
Fee Waiver and/or Expense Reimbursement*	(0.11)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.63%

"Other Expenses" are based on estimated amounts for the current fiscal year.
*
The Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund’s ordinary operating expenses to the extent necessary to limit the ordinary operating expenses (other than shareholder services fees, taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, any investment-related expenses, any extraordinary expenses, and the investment advisory fee) to an amount not to exceed the annual rate of 0.08% based on the Fund’s average daily net assets. This contractual obligation may not be terminated before April 30, 2027, without the consent of the Board of Directors.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. This Example reflects the expense reimbursement for the first year. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:
1 Year	3 Years
$74	$238

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is expected to commence operations on or after September 2, 2025, information regarding turnover for a full calendar year is not available as of the date of this prospectus.
Principal Investment Strategies. The Fund invests primarily in growth stocks issued by companies with mid-sized market capitalizations that Mutual of America Capital Management LLC (the “Adviser”) believes to possess the potential for capital appreciation, based on a bottom-up fundamental stock selection process. The Adviser’s investment process includes analysis of a company’s business and financial models, as well as understanding its financial statements, to assess the potential for long-term growth in sales and cash flow. The Fund may invest significantly in investments in a particular industry, group of industries or sector, particularly at times when issuers in such industry, group of industries or sector represent a significant portion of the Fund’s benchmark index.
Under normal circumstances, at least 80% of the Fund’s total assets are invested in mid-cap growth stocks, which the Adviser defines as those that have market capitalizations that fall within the market capitalization range of companies in the Russell Mid Cap Growth® Index or other widely recognized indices of mid cap growth companies, and at least 85% of the Fund’s total assets are invested in equity securities.
Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Fund. Additionally, an investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.
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General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.
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Market risk: The risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as economic recession, war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.
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Active Management risk: The portfolio manager’s judgments about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the Fund’s overall investment selections or strategies fail to produce the intended results.
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Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.
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Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. Mid-cap stocks may also have lower trading volumes than large-cap stocks, and this lower trading volume may cause disproportionate decreases in the market price of mid-cap stocks during times of greater selling pressure.
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Growth Stock risk: Growth stocks generally have above average growth potential, low dividends and high prices relative to standard measures. Growth stocks may not achieve their growth potential and may be more volatile than, and may not outperform, value style investing.

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Focused Investment risk: The Fund may concentrate in the securities of issuers in a particular industry, group of industries or sector. Because the Fund may invest significantly in securities of issuers in a particular industry, group of industries, or sector, the Fund’s performance depends to a greater extent on the overall condition of that industry, group of industries or sector, and is more susceptible to events affecting, and the risks of issuers operating in, that industry, group of industries or sector.
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Stock risk: The value of your investment will go up or down, depending on, among other things, movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities.
Performance/Annual Return. Because the Fund is expected to commence operations on or after September 2, 2025, information regarding performance for a full calendar year is not available as of the date of this prospectus.
Updated performance information is available at no cost online at mutualofamerica.com or by calling 800.468.3785.
Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.
Portfolio Managers. Thad Pollock, Executive Vice President of the Adviser, and Duygu Akyatan, Executive Vice President of the Adviser, will be the portfolio managers of the Fund at its inception in September 2025, and will be primarily responsible for the day-to-day management of the Fund.
For important information about “Purchase and Sale of Fund Shares” and “Tax Information,” please turn to the corresponding section heading in the “Important Additional Information About All Funds” section on page 129.